AquaSil Inc.

(A Development Stage Company) Financial Statements
With Independent Auditors' Reports

For the Period  from September 21, 2010 (Date  of Inception)
to Decernber 31, 2010

AQUASIL INC.
(A DEVELOPMENT STAGE COMPANY) DECEMBER 31, 2010

INDEPENDENT AUDITORS' REPORT

To the Stockholder of
AquaSil Inc.
New York, New York

We have audited the accompanying balance sheet of AquaSil Inc. (a Development Stage Company) (the "Company") as of December 31, 2010, and the related statements of operations, changes in stockholder's deficiency, and cash flows for the period September 21, 2010 (Date of Inception) to December 31, 2010.  These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AquaSil Inc., as of December 31, 2010, and the results of its operations and its cash flows for the period September 21, 2010 (Date of Inception) to December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

The financial statements referred to above have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has not begun operations, has incurred a loss for the period and is dependent on debt financing for its operating cash flow, which raises substantial doubt about the Company's ability to continue as a going concern.  The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Rotenberg Meril Solomon Bertiger & Guttilla, P.C.

Rotenberg Meril Solomon Bertiger & Guttilla, P.C.
Saddle Brook, New Jersey
January 18, 2011

AQUASIL INC.
(A DEVELOPMENT STAGE COMPANY)
BALANCE SHEET
DECEMBER 31, 2010

ASSETS

Current Assets:
Cash	$865

Total Assets	$865

LIABILITIES AND STOCKHOLDER'S DEFICIENCY

Current Liabilities:
Loans payable - officer	$9,670

Stockholder's Deficiency
Common stock, no par value, 200 shares authorized,
100 shares issued and outstanding	1,000
Deficit accumulated during the development stage	(9,805)

Total Stockholder's Deficiency	(8,805)

Total Liabilities and Stockholder's Deficiency	$865

See Accompanying Notes to Financial Statements

(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM SEPTEMBER 21, 2010 (DATE OF INCEPTION)
TO DECEMBER 31, 2010

Expenses
Professional fees	$9,670
General and administrative	135

Total expenses	9,805

Net loss	$(9,805)

See Accompanying Notes to Financial Statements

AQUASIL INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF CHANGES IN STOCKHOLDER'S DEFICIENCY
FOR THE PERIOD FROM SEPTEMBER 21, 2010 (DATE OF INCEPTION)
TO DECEMBER 31, 2010

			Deficit
			Accumulated
			During the
	Common Stock		Development
	Shares	Amount	Stage	Total

BALANCE AT BEGINNING OF PERIOD	-	$-	$-	$-

Issuance of common stock	100	1,000	-	1,000

Net loss	-	-	(9,805)	(9,805)

BALANCE AT END OF PERIOD	100	$1,000	$(9,805)	$(8,805)

See Accompanying Notes to Financial Statements

AQUASIL INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF CASH FLOWS
FOR THE PERIOD FROM SEPTEMBER 21, 2010 (DATE OF INCEPTION)
TO DECEMBER 31, 2010

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(9,805)

Net cash used in operating activities	(9,805)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from loans from officer	9,670
Proceeds from issuance of common stock	1,000

Net cash provided by financing activities	10,670

NET INCREASE IN CASH	865

CASH AT BEGINNING OF PERIOD	-

CASH AT END OF PERIOD	$865
See Accompanying Notes to Financial Statements

AQUASIL INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2010

NOTE 1:                SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Business Activity
AquaSil Inc. (the "Company") was incorporated in the State of New York on September 21, 2010 to engage in the business of selling various water and soft drink products.

Effective December 30, 2010, BWI Holdings, Inc., a Nevada corporation ("BWI") entered into a stock exchange agreement (the "Stock Exchange Agreement") with the Company  and Ilia Khassidov, the sole stockholder of the Company ("Khassidov").  In accordance with the terms and provisions of the Stock Exchange Agreement, BWI acquired one hundred percent (100%) of the total issued and outstanding shares of common stock of the Company held by Khassidov in exchange for the issuance of an aggregate 70,000,000 shares of BWI’s common stock to Khassidov.  As a result of this transaction, the Company became a wholly-owned subsidiary of BWI.

To date, the Company has had no operating activity.

Going Concern
The accompanying financial statements have been prepared assuming the Company will continue as a going concern.  The Company has not begun operations, has incurred a loss for the period and is dependent on debt financing for its operating cash flow.  These circumstances raise substantial doubt about the Company's ability to continue as a going concern.

The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Development Stage
The Company is in the development stage and has had no revenue.  A development stage company is one in which all efforts are devoted substantially to establishing a new business and even if planned principle operations have commenced, revenues are insignificant.

AQUASIL INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2010

NOTE 1:                SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

Use of Estimates
These financial statements and accompanying notes have been prepared in accordance with accounting principles generally accepted in the United States of America.  The preparation of these financial statements requires management to make estimates, judgments and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses.  The Company continually evaluates the accounting policies and estimates we use to prepare the consolidated financial statements.  The Company bases its estimates on historical experiences and assumptions believed to be reasonable under current facts and circumstances.  Actual amounts and results could differ from these estimates made by management.

Income Taxes
The Company accounts for income taxes in accordance with accounting guidance now codified as FASB ASC 740, "Income Taxes," which requires that the Company recognize deferred tax liabilities and assets based on the differences between the financial statement carrying amounts and the tax bases of assets and liabilities, using enacted tax rates in effect in the years the differences are expected to reverse.  Deferred income tax benefit (expense) results from the change in net deferred tax assets or deferred tax liabilities.  A valuation allowance is recorded when it is more likely than not that some or all deferred tax assets will not be realized.

The Company has adopted the provisions of FASB ASC 740-10-05 "Accounting for Uncertainty in Income Taxes."  The ASC clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements.  The ASC prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return.  The ASC provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.

Subsequent Events
Management has evaluated, for potential recognition and disclosure, events subsequent to the date of the balance sheet through January 18, 2011, the date the financial statements were available to be issued.

AQUASIL INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2010

NOTE 2:                TRADEMARK LICENSE AGREEMENT:

On October 25, 2010, the Company entered into a trademark and license agreement (the "Agreement") with Khasid ICT, a corporation organized under the laws of the country of Tajikstan and controlled and managed by Khassidov.  Under the agreement, the Company has been granted an exclusive, sub-licensable, assignable, royalty-bearing license to use the Formula "ROSS TJ. 72 N00422" (the "Formula") for the purpose of selling the licensed products, as defined, throughout the world.  Royalties are due quarterly calculated at the rate of 5% of gross revenues.  The term of the license is through December 31, 2020, unless terminated earlier.  The licensor may terminate this agreement without cause with 180 days prior written notice or immediately with written notice.

Effective December 30, 2010, the Company and BWI entered into an assignment agreement whereby the Company assigned to BWI all of its rights, title and interest in and to the Formula and the Agreement.

NOTE 3:                 LOANS PAYABLE - OFFICER

This amount represents non-interest bearing loans made by Khassidov that are due on demand.

NOTE 4:                 INCOME TAXES:

The Company's deferred tax assets consist solely of the loss incurred during the period.  Due to the uncertainty of their realization, no income tax benefit has been recorded by the Company as the Company has established a valuation allowance for any such benefits.